VAN KAMPEN UNIT TRUSTS, SERIES 596

                      DENT DEMOGRAPHICS PORTFOLIO, SERIES 6


                SUPPLEMENT TO THE PROSPECTUS DATED JULY 18, 2006


         Notwithstanding anything to the contrary in the prospectus, the record and distribution dates for the Portfolio are as set forth below, provided that no distribution is required to be made unless the total cash held for distribution equals at least 0.1% of the Portfolio's net asset value.

         Record Dates:          January 10, 2007 and the 10th day of each month
                                thereafter

         Distribution Dates:    January 25, 2007 and the 25th day of each month
                                thereafter


Supplement Dated:  September 28, 2006